SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________
FORM 8-K/A
CURRENT REPORT
Filed Pursuant to Section 13 or 15 (d) of the Securities Act of 1934
Date of Report (Date of earliest event reported): April 24, 2002

CAPACITIVE DEIONIZATION TECHNOLOGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 000-28291

Nevada	86-0867960
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

13636 Neutron Rd., Dallas, TX 75244
(Address of principal executive offices)

Registrant's telephone number, including area code: 972-934-1586

Not Applicable
(Former name or former address, if applicable)

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Item 4. Change in Registrant's Certifying Accountant

On April 17, 2002, the Board of Directors of the Registrant approved the engagement of Weaver and Tidwell L.L.P. ("Weaver and Tidwell") as the Registrant's principal accountant to replace Jackson & Rhodes P.C. ("Jackson & Rhodes"), the previous accountant, who resigned on April 17, 2002.

Jackson & Rhodes' reports on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that Jackson & Rhodes' report included a paragraph that described conditions that raised substantial doubt about the Registrant's ability to continue as a going concern.

There have been no disagreements with Jackson & Rhodes on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the Registrant's most recent fiscal year or in the subsequent interim period through April 17, 2002 (the date of resignation) which disagreement(s), if not resolved to Jackson & Rhodes' satisfaction, would have caused Jackson & Rhodes to make reference to the subject matter of the disagreement(s) in connection with its report.

Jackson & Rhodes did not advise the Registrant during the Registrant's most recent fiscal year or in the subsequent interim period through April 17, 2002 (the date of resignation).

A)	that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;
B)

that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

C)

(i) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (a) materially have impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (b) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (ii) it did not, due to its dismissal or for any other reason, expand the scope of its audit or conduct such further investigation; or

D)

(i) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either" (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

The Registrant has requested Jackson & Rhodes to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of Jackson & Rhodes' letter to the Securities and Exchange Commission is filed as Exhibit 16 to the Form 8-K.

Jackson & Rhodes was authorized by the Registrant to respond fully to the inquiries of Weaver and Tidwell.

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Weaver and Tidwell has been engaged by the Registrant as its new independent principal accountant to audit the Registrant's financial statements.

Prior to engaging Weaver and Tidwell, the Registrant has not consulted with Weaver and Tidwell during the Registrant's most recent fiscal year or in the period since the end of the most recent fiscal year, in any matter regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrants that Jackson & Rhodes concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

Item 7. EXHIBIT INDEX

16.1 Letter from Jackson & Rhodes P.C. regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPACITIVE DEIONIZATION TECHNOLOGY
SYSTEMS, INC.

/s/ Dallas Talley
Dallas Talley
(Chairman and Chief Executive Officer)
Date: April 24, 2002

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